Exhibit 32.1

Certification of the Chief Executive Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Glenn F. Tilton, certify that to the best of my knowledge, based upon a review of the annual report on Form 10-K for the period ended December 31, 2006 of UAL Corporation (the “Report”):

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of UAL Corporation.

/s/ Glenn F. Tilton
Glenn F. Tilton
UAL Corporation
Chairman, President and Chief Executive Officer
March 16, 2007